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                                  EXHIBIT 10.1


                                  STARTEK, INC.
                                STOCK OPTION PLAN


     This Stock Option Plan ("Plan") is adopted effective as of February 13, 1997, by StarTek, Inc., a Delaware corporation (the "Company").

          1. PURPOSE. The Company desires to establish the Plan for the purpose of encouraging key employees, Directors (other than Non-Employee Directors), consultants and other independent contractors who provide important services to the Company or one of its Designated Subsidiaries to continue with and promote the success of the Company by permitting them to acquire a proprietary interest in the Company.

          2.   DEFINITIONS.

               2.1 "Board" or "Board of Directors" means the board of directors of the Company.

               2.2 "Cause" means, as determined in the sole discretion of the Board, a Participant's (a) commission of a felony; (b) dishonesty or misrepresentation involving the Company or any Subsidiary; (c) serious misconduct in the performance or non-performance of Participant's responsibilities as an employee, officer, Director, or consultant or independent contractor of the Company or any Subsidiary; (d) violation of a material condition of employment or breach of contract; (e) unauthorized use of trade secrets or confidential information of the Company or any Subsidiary; or (f) aiding a competitor of the Company or any Subsidiary.

               2.3 "Code" means the Internal Revenue Code of 1986, as it exists now and as it may be amended from time to time.

               2.4 "Committee" means the committee comprised of two or more Non-Employee Directors appointed by the Board to administer the Plan.

               2.5 "Common Stock" means the common stock of the Company, $0.01 par value.

               2.6 "Company" means StarTek, Inc., a Delaware corporation, and any successor thereto.

               2.7 "Designated Subsidiary" means a Subsidiary of the Company that the Board designates as a Subsidiary whose key employees, consultants and other independent contractors are eligible to become Participants in the Plan.

               2.8  "Director" means a member of the Board.

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               2.9  "Exchange Act" means the Securities Exchange Act of 1934, as it exists now or from time to time may hereafter be amended.

               2.10 "Fair Market Value" means for the relevant day:

                    (a) If shares of Common Stock are listed or admitted to unlisted trading privileges on any national or regional securities exchange, the last reported sale price, regular way, on the composite tape of that exchange on the day Fair Market Value is to be determined;

                    (b) If the Common Stock is not listed or admitted to unlisted trading privileges as provided in paragraph (a), and if sales prices for shares of Common Stock are reported by the National Association of Securities Dealers, Inc. Automated Quotations, Inc. National Market System ("NASDAQ System"), then the last sale price for Common Stock reported as of the close of business on the day Fair Market Value is to be determined, or if no such sale takes place on that day, the average of the high bid and low asked prices so reported; if Common Stock is not traded on that day, the next preceding day on which such stock was traded; or

                    (c) If trading of the Common Stock is not reported by the NASDAQ System or on a stock exchange, Fair Market Value will be determined by the Committee in its discretion based upon the best available data.

               2.11 "ISO" means incentive stock options within the meaning of
Section 422 of the code.

               2.12 "Non-Employee Director" means a Director who satisfies the definitional requirements for a "Non-Employee Director" as set forth in Rule 16b-3(b)(3)(i) promulgated under the Exchange Act, as it exists now or from time to time may hereafter be amended.

               2.13 "NSO" means non-qualified stock options, which are not intended to qualify under Section 422 of the Code.

               2.14 "Option" means the right of a Participant, whether granted as an ISO or an NSO, to purchase a specified number of shares of Common Stock, subject to the terms and conditions of the Plan and the Option Agreement.

               2.15 "Option Agreement" means a written agreement evidencing an Option or SAR between the Company and a Participant.

               2.16 "Option Date" means the date upon which an Option or SAR is awarded to a Participant under the Plan.

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               2.17 "Option Price" means the price per share at which an
Option may be exercised.

               2.18 "Participant" means an individual to whom an Option or SAR has been granted under the Plan.

               2.19 "Plan" means the StarTek, Inc. Stock Option Plan, as set forth herein and as from time to time amended.

               2.20 "SAR" means a stock appreciation right associated with and issued in connection with an NSO.

               2.21 "Securities Act" means the Securities Act of 1933, as it exists now or from time to time may hereafter be amended.

               2.22 "Subsidiary" means any corporation or other entity which is a subsidiary of the Company as defined in Section 424(f) of the Code.

               2.23 "Termination of Employment" means:

                    (a) With respect to an employee, when the employee's employment relationship with the Company and all of its Subsidiaries is terminated;

                    (b) With respect to consultants and independent contractors, when any consulting or independent contractor agreement is terminated, or when the consultant or independent contractor no longer performs any services for the Company, as determined by the Committee, in its sole discretion; and

                    (c) With respect to a Director who is not an employee, when his membership on the Board terminates.

          3. ELIGIBILITY AND PARTICIPATION. Subject to the provisions of the Plan, the Committee shall determine from time to time those consultants, independent contractors, key employees, officers or Directors (other than Non-Employee Directors) of the Company or a Designated Subsidiary who shall be designated as Participants and the number, if any, of Options or SARs to be awarded to each such Participant; provided, however, that no ISOs shall be awarded under the Plan after the expiration of the period of ten years from the date this Plan is adopted by the Board. In addition, no ISOs may be awarded to a Participant who is not an employee of the Company or a Designated Subsidiary.

          4. COMMON STOCK SUBJECT TO THE PLAN. Except as otherwise provided in paragraph 10, the aggregate number of shares of Common Stock that may be issued under Options under this Plan may not exceed 985,000 shares of Common Stock. If any awards hereunder shall terminate or expire, as to any number of shares,


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new ISOs and NSOs may thereafter be awarded with respect to such shares.

          5. INCENTIVE STOCK OPTIONS. The Committee may, in its discretion, grant ISOs to any Participant under the Plan who is an employee of the Company or a Designated Subsidiary. Each ISO shall be evidenced by an Option Agreement between the Company and the Participant. Each Option Agreement, in such form as is approved by the Committee, shall be subject to the following express terms and conditions and to such other terms and conditions, not inconsistent with the Plan, as the Committee may deem appropriate.

               (a) OPTION PERIOD. Each ISO will expire as of the earliest of:

                    (i) the date on which it is forfeited under the provisions of paragraph 8;

                   (ii) 10 years (or five years as specified in paragraph 5(e)) from the Option Date;

                  (iii) three months after the Participant's Termination of Employment for any reason other than death; or

                   (iv)  six months after the Participant's death.

               (b) OPTION PRICE. The Option Price per share shall be determined by the Committee at the time any ISO is granted, and, subject to the provisions of paragraph 5(e), shall not be less than the Fair Market Value of the Common Stock subject to the ISO on the Option Date.

               (c) OTHER OPTION PROVISIONS. The form of ISO authorized by the Plan may contain such other provisions as the Committee may, from time to time, determine; provided, however, that such other provisions may not be inconsistent with any requirements imposed on qualified stock options under
Section 422 of the Code.

               (d) LIMITATIONS ON AWARDS. The aggregate Fair Market Value, determined as of the Option Date, of Common Stock with respect to which ISOs are exercisable by a Participant for the first time during any calendar year under all ISO plans of the Company and any Subsidiary shall not exceed $100,000.

               (e) AWARDS TO CERTAIN STOCKHOLDERS. Notwithstanding paragraphs 5(a) and 5(b) hereof, if an ISO is granted to a Participant who owns stock representing more than 10% of the voting power of all classes of stock of the Company or a Subsidiary, the exercise period specified in the ISO agreement for which the ISO thereunder is granted shall not exceed five years from the Option Date, and the Option Price shall be at least 110%

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of the Fair Market Value (as of the Option Date) of the Common Stock subject to the ISO.

          6. NON-QUALIFIED STOCK OPTION. The Committee may, in its discretion, grant NSOs to any Participant under the Plan. Each NSO shall be evidenced by an Option Agreement between the Company and the Participant. Each Option Agreement for an NSO, in such form as is approved by the Committee, shall be subject to the following express terms and conditions:

               (a)  OPTION PERIOD.  Each NSO will expire as of the earliest of:

                    (i) the date on which it is forfeited under the provisions of paragraph 8;

                   (ii) the date three months after the Participant's Termination of Employment for any reason other than death; or

                  (iii)  the date six months after the Participant's death.

               (b) OPTION PRICE. At the time when the NSO is granted, the Committee will fix the Option Price. The Option Price may be greater than, less than, or equal to Fair Market Value on the Option Date, as determined in the sole discretion of the Committee.

               (c) OTHER OPTION PROVISIONS. The form of NSO authorized by the Plan may contain such other provisions not inconsistent with the Plan as the Committee may from time to time determine.

          7. STOCK APPRECIATION RIGHTS. The Committee may, in its direction, grant an SAR to any Participant under the Plan. Each SAR shall be granted only in connection with an NSO and shall be evidenced by the Option Agreement for the NSO between the Company and the Participant. Each SAR awarded to Participants under the Plan shall be subject to the following express terms and conditions and to such other terms and conditions, not inconsistent with the Plan, as the Committee shall deem appropriate:

               (a) TERMS OF SARS. Each SAR shall terminate on the same date as the related NSO. The SAR shall be exercisable only if the Fair Market Value of a share of Common Stock on the date of surrender exceeds the Option Price for the related Option, and then shall be exercisable to the extent, and only to the extent, that the related Option is exercisable. The SAR shall entitle the Participant to whom it is granted the right to elect, so long as such SAR is exercisable and subject to such limitations as the Committee shall have imposed, to surrender any then exercisable portion of his related Option, in whole or in part, and receive


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from the Company in exchange, without any payment of cash (except for applicable employee withholding taxes), that number of shares of Common Stock having an aggregate Fair Market Value on the date of surrender equal to the product of (i) the excess of the Fair Market Value of a share of Common Stock on the date of surrender over the per share Option Price, and (ii) the number of shares of Common Stock subject to such Option or portion thereof which is surrendered. Any Option or portion thereof which is surrendered shall no longer be exercisable. The Committee, in its sole discretion, may allow the Company to settle all or part of the Company's obligation arising out of the exercise of an SAR by the payment of cash equal to the aggregate Fair Market Value of the shares of Common Stock which the Company would otherwise be obligated to deliver.

               (b)  OTHER CONDITIONS.  If a Participant is subject to
Section 16(a) and Section 16(b) of the Exchange Act, the Committee may at any time add such additional conditions and limitations to such SAR which the Committee, in its discretion, deems necessary or desirable in order to comply with Section 16(a) or Section 16(b) of the Exchange Act and the rules and regulations issued thereunder, or in order to obtain any exemption therefrom.

          8. VESTING. A Participant may not exercise an Option or surrender an SAR until it has become vested. The portion of an Option or SAR award that is vested depends upon the period that has elapsed since the Option Date.
Unless the Committee establishes a different vesting schedule at the time when an Option is granted or the SAR is awarded, all Options granted and SARs awarded under this Plan shall vest according to the following schedule:

          Period Elapsed                Vested Percentage
----------------------------------   -----------------------
First Anniversary of Option Date                20%
Second Anniversary of Option Date               40%
Third Anniversary of Option Date                60%
Fourth Anniversary of Option Date               80%
Fifth Anniversary of Option Date               100%

Except as provided below, upon Termination of Employment, for any reason, a Participant shall forfeit any Options and SARs that are not vested on the date of Termination of his Employment. Unless the Committee in its sole discretion specifically waives the application of this sentence, then notwithstanding the vesting schedule contained herein or in the Participant's Option Agreement, upon Termination of Employment of a Participant for Cause, all Options and SARs granted or awarded to the Participant will be immediately cancelled and forfeited by the Participant upon delivery to him of notice of such termination.

          9. EXERCISE OF OPTIONS. To exercise an Option in whole or in part, a Participant (or, after his death, his executor or

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administrator) must give written notice to the Committee, stating the number of shares as to which he intends to exercise the Option. The Company will issue the shares with respect to which the Option is exercised upon payment in full of the Option Price. The Option Price may be paid (i) in cash, (ii) in shares of Common Stock having an aggregate Fair Market Value, as determined on the date of delivery, equal to the Option Price, or (iii) by delivery of irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds necessary to pay for all Common Stock acquired through such exercise and any tax withholding obligations resulting from such exercise. The Option Price may be paid by surrender of SARs equal to the Option Price.

          10. CHANGES IN CAPITAL STRUCTURE. If there is any change in the capital structure of the Company, the Board may, in its sole discretion, (i) determine that the aggregate number of shares of Common Stock that may be issued under Options under this Plan and the number and kind of shares covered by and applicable Option Price with respect to any Options then outstanding hereunder are not subject to adjustment under this paragraph 10 as a result of such change in capital structure or (ii) make any adjustments necessary to prevent accretion, or to protect against dilution, in the number and kind of shares authorized by the Plan and, with respect to outstanding Options, in the number and kind of shares covered thereby and in the applicable Option Price. The Board by resolution or resolutions shall set forth its determination regarding an adjustment or adjustments, if any, under this paragraph 10. For the purpose of this paragraph 10, a change in the capital structure of the Company includes, without limitation, any change resulting from a recapitalization, stock split, reverse stock split, stock dividend, consolidation, rights offering, spin-off, reorganization, or liquidation and any transaction in which shares of Common Stock are changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or another corporation.

          11. NON-TRANSFERABILITY OF OPTIONS AND SARS. The Options and SARs granted under the Plan are not transferable, voluntarily or involuntarily, other than by will or the laws of descent and distribution. During a Participant's lifetime, his Options may be exercised only by him.

          12. RIGHTS AS STOCKHOLDER. No Common Stock may be delivered upon the exercise of any Option until full payment has been made and all income tax withholding requirements thereon have been satisfied. A Participant has no rights whatsoever as a stockholder with respect to any shares covered by an Option until the date of the issuance of a stock certificate for the shares. A Participant who has been granted SARs shall have no rights whatsoever as a stockholder with respect to such SARs.

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          13.  WITHHOLDING TAX.  The Company or Designated Subsidiary, if
any, may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company or the Designated Subsidiary, if any, is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Option or SAR including, but not limited to, the withholding of all or any portion of any payment or the withholding of issuance of shares of Common Stock to be issued upon the exercise of any Option or SAR until the Participant reimburses the Company or Designated Subsidiary, if any, for the amount the Company or Designated Subsidiary, if any, is required to withhold with respect to such taxes, or cancelling any portion of such award in an amount sufficient to reimburse itself for the amount it is required to so withhold.

          14. NO RIGHT TO EMPLOYMENT. Participation in the Plan will not give any Participant a right to be retained as an employee of the Company or any Subsidiary, or any right or claim to any benefit under the Plan, unless the right or claim has specifically accrued under the Plan.

          15. AMENDMENT OF THE PLAN. The Board may from time to time alter, amend, suspend or discontinue this Plan, including, where applicable, any modifications or amendments as it shall deem advisable in order that ISOs will be classified as incentive stock options under the Code, or in order to conform to any regulation or to any change in any law or regulations applicable thereto, including any changes required to comply with the Exchange Act or any rules or regulations issued thereunder; provided, however, that no such action shall, without the approval of holders affected thereby, adversely affect the rights and obligations of such holders with respect to Options at any time outstanding under this Plan; and provided further that no such action shall, without the approval of the stockholders of the Company, (i) increase the maximum number of shares of the Common Stock that may be made subject to Options (unless necessary to effect the adjustments required by paragraph 10, (ii) materially increase the benefits accruing to Participants under this Plan, or (iii) materially modify the requirements as to eligibility for participation in this Plan.

          16. ADMINISTRATION. The Plan shall be administered by the Committee. In addition to any other powers set forth in this Plan, the Committee has the exclusive authority:

               (a) to construe and interpret the Plan, and to remedy any ambiguities or inconsistencies therein;

               (b) to establish, amend and rescind appropriate rules and regulations relating to the Plan;

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               (c)  subject to the express provisions of the Plan, to
determine the individuals who will receive awards of Options or SARs, the times when they will receive them, the number of shares to be subject to each award and the Option Price, payment terms, payment method, and expiration date applicable to each award;

               (d) to contest on behalf of the Company or Participants, at the expense of the Company, any ruling or decision on any matter relating to the Plan or to any awards of ISOs, NSOs, or SARs;

               (e) generally, to administer the Plan, and to take all such steps and make all such determinations in connection with the Plan and the awards of ISOs, NSOs, or SARs granted thereunder as it may deem necessary or advisable;

               (f) to determine the form in which payment of an SAR award granted hereunder will be made (i.e., cash, Common Stock or a combination thereof) or to approve a participant's election to receive cash in whole or in part in settlement of the SAR award; and

               (g)  to determine the form in which tax withholding under
Section 13 of this Plan will be made.

          17. TERMINATION OF PLAN. In the event of dissolution or liquidation of the Company, or upon any reorganization, merger or consolidation of the Company with one or more corporations where the Company is the surviving corporation and the stockholders of the Company immediately prior to such transaction do not own at least fifty percent (50%) of the issued and outstanding Common Stock immediately after such transaction, or upon any reorganization, merger or consolidation of the Company with one or more corporations where the Company is not the surviving corporation, or upon a sale of substantially all of the assets of the Company to another corporation or entity or upon the sale of Common Stock to another person or entity in one or a series of transactions with the result that such person or entity owns more than fifty percent (50%) of the issued and outstanding Common Stock immediately after such sale(s), the Plan and all Options and SARs outstanding under the Plan shall terminate on the effective date of the transaction (or, in the event of a tender offer resulting in the sale of fifty percent (50%) or more of the outstanding Common Stock (a "Tender Offer"), thirty (30) days after the final expiration of the Tender Offer.
Any Options and SARs theretofore granted and outstanding under the Plan shall become immediately vested and exercisable in full at such time as the approval of the transaction by the Board, or the final expiration of any Tender Offer (notwithstanding any performance, vesting or other criteria contained therein), and shall remain exercisable until the effective date of such transaction or thirty (30) days after the final expiration of the Tender Offer, whichever is applicable (unless the Option or SAR would otherwise expire by its own terms


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on an earlier date).  The Company shall give each optionee written notice at least five (5) days prior to the effective date of any termination of the Plan as a result of a transaction described above in order to permit the optionee to exercise his Options prior to the effective date of termination. Any Option not exercised by the effective date of a transaction described above shall terminate on such date.

          18.  APPLICATION OF SECTION 16.  With respect to persons subject to
Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

          19. STOCK RESTRICTIONS. The Board may provide that shares of Common Stock issuable upon the exercise of a Option be subject to various restrictions, including restrictions which provide that the Company has a right to prohibit sales of such shares of Common Stock, a right of first refusal with respect to such shares of Common Stock or a right or obligation to repurchase all or a portion of such shares of Common Stock, which restrictions may survive a Participant's term of employment with the Company. The acceleration of time or times at which the Option becomes exercisable may be conditioned upon the Participant's agreement to such restrictions.

          20. NONEXCLUSIVITY OF THIS PLAN. Neither the adoption of this Plan by the Board nor the submission of this Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Designated Subsidiary, if any, has lawfully put into effect, including, without limitation, any retirement, pension,savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

          21. STOCKHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the stockholders of the Company within 12 months before or after the date the Plan is adopted by the Board.

          22. CONDITIONS UPON ISSUANCE OF SHARES. An Option or SAR shall not be exercisable, and a share of Common Stock shall not be issued pursuant to the exercise of an Option or SAR until such time as the Plan has been approved by the Stockholders of the Company and unless the exercise of such Option and the issuance and delivery of such share pursuant thereto shall comply with all


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relevant provisions of law, including, without limitation, the Securities
Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares of Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option or SAR, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Common Stock is being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

          23.  RULES OF CONSTRUCTION.

               (a) GOVERNING LAW. The construction and operation of this Plan are governed by the laws of the State of Delaware.

               (b) UNDEFINED TERMS. Unless the context requires another meaning, any term not specifically defined in this Plan has the meaning given to it by the Code.

               (c) HEADINGS. All headings in this Plan are for reference only and are not to be utilized in construing the Plan.

               (d) GENDER. Unless clearly appropriate, all nouns of whatever gender refer indifferently to persons of any gender.

               (e) SINGULAR AND PLURAL. Unless clearly inappropriate, singular terms refer also to the plural and vice versa.

               (f) SEVERABILITY. If any provision of this Plan is determined to be illegal or invalid for any reason, the remaining provisions shall continue in full force and effect and shall be construed and enforced as if the illegal or invalid provision did not exist, unless the continuance of the Plan in such circumstances is not consistent with its purposes.

          24. EFFECTIVE DATE. This Plan is effective as of the later of the date of its adoption by the Board, or the date it is approved by the stockholders of the Company, pursuant to Section 21.


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